                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934


          Date of Report (Date of earliest event reported): May 7, 1999



                             ARCADIA FINANCIAL LTD.
                           As Servicer with respect to
                  ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1999-A
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     333-48141                    41-1743653
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS employer
     of incorporation)             file number)              identification No.)

         7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
         ---------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (612) 942-9880
                                                          ------------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

Item 2.  ACQUISTION OR DISPOSITION OF ASSETS.

         Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable.

Item 5.  OTHER EVENTS.

         Pursuant to the Sale and Servicing Agreement, dated as of March 1, 1999 (the "Agreement"), among Arcadia Automobile Receivables Trust, 1999-A (the "Trust") as Issuer, Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer, Norwest Bank National Association, as Indenture Trustee (the "Indenture Trustee"), made distributions to the Note Distribution Account for distribution to the holders of notes representing indebtedness of the Trust (the "Noteholders"), and the Indenture Trustee delivered to Noteholders statements required by Section 4.9 of the Agreement, which statements were prepared from information contained in the Servicer's Certificate delivered to the Indenture Trustee and Wilmington Trust Company, not in its individual capacity but as Owner Trustee, pursuant to Section 3.9 of the Agreement and attached hereto as Exhibit 99.1.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial statements of business acquired.

                Not applicable.

         (b)    Pro forma financial information.

                Not applicable.

         (c)    Exhibits.

                The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.       Description
                -----------       -----------
                  99.1            Servicer's Certificate, dated
                                  May 17, 1999, delivered to the Trustee

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 1999                    ARCADIA AUTOMOBILE RECEIVABLES TRUST,
                                    1999-A


                                    By  ARCADIA FINANCIAL LTD., as Servicer
                                        with respect to Arcadia Automobile
                                        Receivables Trust, 1999-A

                                    By: /s/ Scott R. Fjellman
                                        -------------------------------------
                                        Scott R. Fjellman
                                        Vice President, Securitization and
                                        Investor Relations

                                INDEX TO EXHIBITS

Exhibit No.                                                       Page
-----------                                                      ------
  99.1          Servicer's Certificate, dated May 17, 1999,
                delivered to the Indenture Trustee and Owner
                Trustee